UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of

The Securities Exchange Act of 1934

Date of earliest event reported: April 18, 2008:

Mirenco, Inc.

(Exact name of registrant as specified in its charter)

                      Iowa                     333-41092                  39-1878581

           (State or other jurisdiction   (Commission File Number)     (I.R.S. Employer

          of                                                 Identification No.)

               incorporation or

                organization)

                        206 May Street, P.O. Box 343, Radcliffe, Iowa 50230

(Address of principal executive offices) (Zip Code)

(515)899-2164

Registrant's telephone number, including area code:

              ____________________________________________________

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c) )

Item 3.02 Unregistered Sales of Equity Securities.

On April 18, 2008, the Company closed on the sale of Common Stock in a private placement transaction.  The Company sold 2,000,000 shares of Common Stock for a purchase price of $0.15 per share for an aggregate purchase price of $300,000.

Issuance of the securities was exempt from registration under Section 4(2) of the Securities Act.  The shares were sold to an accredited investor in a private placement without the use of any form of general solicitation or advertising. The securities are “restricted securities” subject to applicable limitations on resale.

                                   SIGNATURES

        Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

          Mirenco, Inc.

Date:    April 22, 2008

By:

         /s/Glynis M. Hendrickson, Chief Financial Officer